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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46417) of Landmark Systems Corporation of our report dated February 13, 1998, appearing in this Form 10-K.

Price Waterhouse LLP


Falls Church, Virginia
March 27, 1998